                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                  NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                 MARCH 24, 2004

                                IMPORTANT NOTICE
                              TO FUND SHAREHOLDERS
Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.  WHY AM I RECEIVING THIS PROXY STATEMENT?

A. Nuveen Institutional Advisory Corp. ("NIAC") serves as the investment adviser of the Nuveen Diversified Dividend and Income Fund (the "Fund"). NIAC entered into an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Security Capital Research & Management Incorporated (the "Sub-Adviser") for the Fund pursuant to which the Sub-Adviser was retained to furnish investment advisory services to the Fund. Until November 24, 2003, the Sub-Adviser was a wholly-owned subsidiary of GECIA Capital Holdings, Inc. ("GECIA"). On November 24, 2003, GECIA sold all of the capital stock of the Sub-Adviser to Banc One Investment Advisors Corporation ("Banc One") (the "Sale").

The Sub-Advisory Agreement has terminated as a result of the Sale. Currently, an interim subadvisory agreement approved by the Fund's Board of Trustees (the "Board," and each Trustee a "Board Member") allows the Sub-Adviser to continue to serve as sub-adviser for the Fund for a limited period of time. In order for the Sub-Adviser to continue to serve as sub-adviser of the Fund after termination of the interim sub-advisory agreement, the Fund's shareholders must approve a new sub-advisory agreement. The enclosed Proxy Statement gives you additional information on Banc One, the interim sub-advisory agreement and the proposed new sub-advisory agreement, as well as certain other matters. The Trustees of the Fund, including those who are not affiliated with NIAC or the Sub-Adviser, recommend that you vote FOR the approval of the new sub-advisory agreement for the Fund.

In addition, closed-end investment companies listed on a stock exchange, such as the Fund, are required to hold annual meetings to approve the election of Board Members. The Fund is seeking shareholder approval to elect Board Members to serve on the Board. The Trustees of the Fund unanimously recommend that you vote FOR the nominees for the Board.

Please refer to the Proxy Statement for a detailed explanation of each item.

Q.  WHY IS A VOTE ON THE PROPOSED NEW SUB-ADVISORY AGREEMENT REQUIRED?

A. The Investment Company Act of 1940, which regulates investment companies in the United States, such as the Fund, generally requires a shareholder vote to approve a new investment management or sub-advisory agreement whenever there is a "change in control" of a fund's investment adviser or sub-adviser. The Sale of the Sub-Adviser to Banc One resulted in such a change in control. As a result, shareholder approval of a new sub-advisory agreement is necessary to permit the Sub-Adviser to continue to serve the Fund after termination of the interim sub-advisory agreement.

Q.  WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE NEW SUB-ADVISORY
AGREEMENT?

A. If the new sub-advisory agreement is not approved, the Fund's Board will take such actions as it deems to be in the best interests of the Fund. This is discussed in more detail in the Proxy Statement.

Q.  HOW WILL THE SALE TO BANC ONE AFFECT ME AS A FUND SHAREHOLDER?

A. Your investment in the Fund did not change as a result of the Sale. You still own the same shares in the Fund, and the value of your investment did not change as a result of the Sale. The new sub-advisory agreement will still be with the Sub-Adviser and the terms of the new sub-advisory agreement are substantially identical to the terms of the original Sub-Advisory Agreement.

Q. WILL THE INVESTMENT MANAGEMENT AND SUB-ADVISORY FEE RATES BE THE SAME UPON THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT?

A. Yes, the investment management and sub-advisory fee rates will remain the same.

Q. WILL THE FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT?

A. The Sub-Adviser has agreed to bear all costs associated with approval of the Sub-Advisory Agreement. Accordingly, neither you nor your Fund will bear any costs associated with the approval of the new sub-advisory agreement.

Q. HOW DO THE TRUSTEES OF THE FUND SUGGEST THAT I VOTE IN CONNECTION WITH THE NEW SUB-ADVISORY AGREEMENT?

A. After careful consideration, the Board of Trustees of the Fund unanimously recommends that you vote "FOR" the approval of the new sub-advisory agreement.

Q. HOW DO THE TRUSTEES OF THE FUND SUGGEST THAT I VOTE IN CONNECTION WITH THE ELECTION OF TRUSTEES?

A. After careful consideration, the Board of Trustees of the Fund unanimously recommends that you vote "FOR" the nominees for the Board.

Q.  WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response will help save on the costs of any future solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of the Fund.

Q.  WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial advisor. Alternatively, you may call Nuveen at (800) 257-8787 weekdays from 8:00 a.m. to 6:00 p.m. Central time.

Q.  HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the recorded instructions, using your proxy card as a guide.

Q.  WILL ANYONE CONTACT ME?

A. You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS - MARCH 24, 2004    333 West Wacker Drive
                                                             Chicago, Illinois 60606
                                                             (800) 257-8787

NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND (JDD)

FEBRUARY   , 2004

TO THE SHAREHOLDERS OF THE ABOVE FUND:

Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Nuveen Diversified Dividend and Income Fund (the "Fund"), a Massachusetts business trust, will be held in the 31st floor conference room of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on Wednesday, March 24, 2004, at 10:00 a.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

    1. To approve a new sub-advisory agreement between Security Capital Research & Management Incorporated (the "Sub-Adviser") and Nuveen Institutional Advisory Corp. ("NIAC"), the Fund's investment adviser, on behalf of the Fund.

    2. To elect thirteen (13) Members to the Board of Trustees (the "Board," and each Trustee a "Board Member") of the Fund to serve until the next annual meeting of shareholders and until their successors shall have been duly elected and qualified:

        a. eleven (11) Board Members to be elected by the holders of common shares and FundPreferred shares, voting together as a single class; and

        b. two (2) Board Members to be elected by the holders of FundPreferred shares only, voting separately as a single class.

    3. To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on January 30, 2004 are entitled to notice of and to vote at the Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

PROXY STATEMENT                                              333 West Wacker Drive
FEBRUARY   , 2004                                            Chicago, Illinois 60606
                                                             (800) 257-8787

NUVEEN DIVERSIFIED DIVIDEND AND
INCOME FUND (JDD)

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board," and each Trustee a "Board Member") of Nuveen Diversified Dividend and Income Fund (the "Fund"), a Massachusetts business trust, of proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held on Wednesday, March 24, 2004 (the "Annual Meeting"), and at any and all adjournments thereof.

On the matters coming before the Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the approval of the new sub-advisory agreement and FOR the election of the nominees as listed in this Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

This Proxy Statement is first being mailed to shareholders on or about February
  , 2004.

The following table indicates the matters on which shareholders are solicited:

                            MATTER
--------------------------------------------------------------
1.     To approve a new sub-advisory agreement for the Fund.
2.a    Election of eleven (11) Board Members by holders of
       common shares and FundPreferred shares, voting together
       as a single class.
2.b    Election of two (2) Board Members by FundPreferred
       shares, voting as a separate class.

A quorum of shareholders is required to take action at the Annual Meeting. A majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Annual Meeting, except that for the election of the two nominees to be elected by holders of FundPreferred shares, 33 1/3% of the FundPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the new sub-advisory agreement, abstentions and broker non-votes will be treated as shares voted against the proposal. For purposes of determining the approval of the proposal to elect nominees, abstentions and broker non-votes will have no effect on the election of Board Members. The details of the proposals to be voted on by the shareholders of the Fund and the vote required for approval of the proposals are set forth under the description of the proposals below.

Shares of FundPreferred held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all FundPreferred shareholders as a class who have voted on the proposal or in the same proportion as the votes cast by all FundPreferred shareholders of the Fund who have voted on that item. Rule 452 permits proportionate voting of FundPreferred with respect to a particular item if, among other things, (i) a minimum of 30% of the shares of FundPreferred or shares of a series of FundPreferred outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the shares of FundPreferred or shares of a series of FundPreferred outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and, for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.

Those persons who were shareholders of record at the close of business on January 30, 2004 will be entitled to one vote for each share held. As of January 30, 2004, the Fund had 20,123,837 common shares of beneficial interest issued and outstanding and 2,400 issued and outstanding FundPreferred shares, of each Series T and Series W. The common shares of the Fund are listed on the New York Stock Exchange.

1. APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

BACKGROUND

Nuveen Institutional Advisory Corp ("NIAC" or the "Adviser") is the Fund's investment adviser. NIAC entered into an Investment Sub-Advisory Agreement dated July 30, 2003 with respect to the Fund (the "Original Sub-Advisory Agreement"), with Security Capital Research & Management Incorporated (the "Sub-Adviser") pursuant to which the Sub-Adviser was retained to furnish investment advisory services to the Fund. Specifically, the Subadviser is responsible for managing the portion of equity securities strategy allocated to common stocks, preferred securities and convertible securities issued by REITs. Until November 24, 2003, the Sub-Adviser was a wholly-owned subsidiary of GECIA Capital Holdings, Inc. ("GECIA"). All of the outstanding common stock of GECIA is owned by General Electric Capital Services, Inc.

The Original Sub-Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), provided for its automatic termination in the event of its assignment. Any change in control of the Sub-Adviser is deemed to be an assignment. On November 24, 2003, GECIA sold all of the capital stock of the Sub-Adviser to Banc One Investment Advisors Corporation ("Banc One") (the "Sale"). The consummation of the Sale caused the Sub-Adviser to undergo a change in control and caused the automatic termination of the Original Sub-Advisory Agreement, as required by the 1940 Act.

Investment advisory services to the Fund are provided by the Portfolio Management Committee of the Sub-Adviser. The Sale did not result in any change in the Portfolio Management Committee of the Sub-Adviser. Banc One, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), provides asset management to a broad spectrum of institutional and individual clients including public entities, foundations, endowments, corporate retirement plans and Taft-Hartley plans, as well as to One Group Mutual Funds(R). Banc One is an indirect wholly-owned subsidiary of Bank One Corporation ("Bank One Corp."), 1 Bank One Plaza, Chicago, Illinois 60670. Banc One provides portfolio management, research and trading functions for asset management clients. Banc One had over $186 billion in assets under management as of December 31, 2003 and is headquartered at 1111 Polaris Parkway, Columbus, Ohio 43271.

On January 14, 2004 Bank One Corp. and J.P. Morgan Chase & Co. ("J.P. Morgan") announced that they have agreed to merge in a strategic business combination. The proposed merger is subject to approval of shareholders of Bank One Corp. and J.P. Morgan and approval of U.S. federal and state and foreign regulatory authorities. The transaction is expected to occur in mid-2004. In the event that the merger between Bank One Corp. and J.P. Morgan is deemed a change in control of the Sub-Adviser, shareholder approval of a new subadvisory agreement will be necessary.

On September 3, 2003, the Attorney General of the State of New York filed and simultaneously settled a complaint (the "Complaint") against a hedge fund. The Complaint alleged, among other things, that Banc One permitted the hedge fund to engage in inappropriate market timing transactions with certain mutual funds managed by Banc One. Since the filing of the Complaint, numerous class action lawsuits have been filed in various jurisdictions alleging, among other things, that Banc One violated various provisions of the federal securities laws, the Advisers Act and the Racketeer Influenced and Corrupt Organizations Act. Plaintiffs in these suits are seeking, among other things, injunctive and declaratory relief, compensatory and punitive damages, disgorgement of profits and the payment of attorneys' and experts' fees. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with the foregoing matters, in addition to possible actions by federal regulators and state officials, may be filed against Banc One and related parties in the future. As a result of the Sale, the Sub-Adviser is now an affiliate of Banc One.

On July 29, 2003, the Board approved NIAC entering into a new sub-advisory agreement with the Sub-Adviser (the "New Sub-Advisory Agreement") with respect to the Fund, subject to the consummation of the Sale and approval of the New Sub-Advisory Agreement by the shareholders of the Fund. The New Sub-Advisory Agreement is substantially identical to the Original Sub-Advisory Agreement. The 1940 Act requires that the New Sub-Advisory Agreement be approved by the Fund's shareholders in order for it to become effective. As explained more fully below, a majority of the Board Members of the Fund, including a majority of the Board Members who are not parties to the Fund's investment management agreement with NIAC, the Original Sub-Advisory Agreement or the New Sub-Advisory Agreement, or who are not "interested persons" of the Fund, NIAC or the Sub-Adviser (the "Independent Board Members"), recommends that the shareholders of the Fund approve the

New Sub-Advisory Agreement between the Sub-Adviser and NIAC. The Sub-Adviser does not anticipate that the Sale will have any adverse effect on the performance of its obligations under the New Sub-Advisory Agreement. If shareholders of the Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will become effective on or about the date of the Annual Meeting.

Approval of New Sub-Advisory Agreement. The Board met in person for the purpose of considering whether it would be in the best interests of the Fund and its shareholders to approve the New Sub-Advisory Agreement between the Sub-Adviser and NIAC. At its meeting, and for reasons discussed below (see "The Board's Considerations" below), the Board, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement and recommended its approval by shareholders in order to assure continuity of investment advisory services to the Fund after the Sale. The form of the New Sub-Advisory Agreement is attached hereto as Appendix A.

The terms of the New Sub-Advisory Agreement, including fees payable to the Sub-Adviser by NIAC thereunder, are substantially identical to those of the Original Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rate payable by NIAC to the Sub-Adviser, nor is there a change in fee rate payable by the Fund to NIAC under its investment management agreement with NIAC. Certain of the terms of the Original Sub-Advisory Agreement are described below. If approved by shareholders of the Fund, the New Sub-Advisory Agreement will expire on August 1, 2005, unless continued. The New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. In the event that the shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Interim Sub-Advisory Agreement (as described below) will remain in effect until expiration or termination and the Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

The Original Sub-Advisory Agreement. The Original Sub-Advisory Agreement was approved by the initial shareholder of the Fund on September 24, 2003. The Original Sub-Advisory Agreement provided that, subject always to the supervision of the Fund's Board and NIAC, the Sub-Adviser would furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund's investment portfolio allocated to the Sub-Adviser for the Fund, on behalf of the Fund. In the performance of its duties, the Sub-Adviser was required to satisfy its fiduciary duties to the Fund, monitor the Fund's investments, and comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. The Sub-Adviser was also required to report to the Board and to NIAC with respect to the implementation of such program, prepare necessary books and records and make persons available to communicate with the Board and NIAC. In addition, the Sub-Adviser was authorized to select the brokers or dealers that executed the purchases and sales of portfolio securities for the Fund.

Expenses Paid by the Sub-Adviser. The Original Sub-Advisory Agreement also provided that the Sub-Adviser would pay all expenses incurred by it in connection with its activities under the Original Sub-Advisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

Compensation. Pursuant to the investment management agreement between NIAC and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NIAC, payable on a monthly basis, according to the following schedule:

-----------------------------------------------------------
AVERAGE DAILY MANAGED ASSETS(*)              MANAGEMENT FEE
-----------------------------------------------------------
Up to $500 million                               0.900%
$500 million to $1 billion                       0.875%
$1 billion to $1.5 billion                       0.850%
$1.5 billion to $2 billion                       0.825%
$2 billion and over                              0.800%
-----------------------------------------------------------

       (*) Managed assets including assets attributable to FundPreferred shares and the principal amount of borrowings.

Pursuant to the Original Sub-Advisory Agreement, the Sub-Adviser would receive from NIAC a management fee equal to the portion specified below of the management fee payable by the Fund to NIAC (net of the reimbursements described below), with respect to the Sub-Adviser's allocation of the Fund's average daily managed assets, payable on a monthly basis:

-------------------------------------------------------------
                                            PERCENTAGE OF NET
AVERAGE DAILY MANAGED ASSETS(*)              MANAGEMENT FEE
-------------------------------------------------------------
Up to $200 million                                55.0%
$200 million to $300 million                      52.5%
$300 million and over                             50.0%
-------------------------------------------------------------

       (*) Managed assets including assets attributable to FundPreferred shares and the principal amount of borrowings.

NIAC has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below. NIAC has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

------------------------------------------------------------------
                                         AMOUNT REIMBURSED
YEAR ENDING                             (AS A PERCENTAGE OF
SEPTEMBER 30                      AVERAGE DAILY MANAGED ASSETS)(*)
------------------------------------------------------------------
2003(**)                                        0.32%
2004                                            0.32%
2005                                            0.32%
2006                                            0.32%
2007                                            0.32%
2008                                            0.32%
2009                                            0.24%
2010                                            0.16%
2011                                            0.08%
------------------------------------------------------------------

       (*) Managed assets including assets attributable to FundPreferred shares and the principal amount of borrowings.

       (**) From the commencement of operations.

For the most recently completed fiscal year of the Fund, NIAC received
$          in advisory fees from the Fund (net of reimbursements), of which it
paid $          in sub-advisory fees to the Sub-Adviser.

The Sub-Adviser acts as investment adviser or subadviser to other investment companies with investment objectives similar to the Fund. Information on these similar investment companies, including advisory fee rates, net assets and aggregate advisory fees paid for each fund, is set forth in Appendix B to this Proxy Statement.

Limitation on Liability. The Original Sub-Advisory Agreement also provided that NIAC would not take any action against the Sub-Adviser to hold the Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser's duties under the Original Sub-Advisory Agreement, except for a loss resulting from the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Original Sub-Advisory Agreement.

Termination. The Original Sub-Advisory Agreement provided that it may be terminated at any time without the payment of any penalty by NIAC on sixty (60) days' written notice to the Sub-Adviser. The Original Sub-Advisory Agreement also was terminable by the Sub-Adviser after July 31, 2005 without payment of any penalty upon sixty (60) days' prior written notice to NIAC. In addition, the Original Sub-Advisory Agreement may have been terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund on sixty (60) days' written notice to the Sub-Adviser by the Fund.

The Original Sub-Advisory Agreement also was terminable at any time without the payment of any penalty, by NIAC, by the Board or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) in the event that it was established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser had taken any action which resulted in a breach of the covenants of the Sub-Adviser set forth in the Original Sub-Advisory Agreement. The Original Sub-Advisory Agreement became effective on September 24, 2003.

Interim Sub-Advisory Agreement. To enable the Sub-Adviser to continue to provide sub-advisory services to the Fund prior to the Annual Meeting, on July 29, 2003, by a majority vote, at a meeting held in person, the Board of the Fund, including the Independent Board Members, approved NIAC's entering into an interim sub-advisory agreement with the Sub-Adviser (the "Interim Sub-Advisory Agreement") with respect to the Fund. The Interim Sub-Advisory Agreement was effective on November 24, 2003, the date of the Sale. Pursuant to Rule 15a-4 under the 1940 Act, the Board of the Fund, including the Independent Board Members, determined that the scope and quality of services to be provided to the Fund under the Interim Sub-Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Original Sub-Advisory Agreement. The Interim Sub-Advisory Agreement contains substantially the same terms and conditions as the Original

Sub-Advisory Agreement, including the fee rate payable to the Sub-Adviser, but also includes special provisions required by Rule 15a-4, including:

- a maximum term of 150 days;

- a provision that the Board or holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) may terminate the agreement at any time without penalty on not more than 10 days' written notice to the Sub-Adviser; and

- a provision that the compensation earned by the Sub-Adviser under the agreement is to be held in an interest-bearing escrow account until shareholder approval of the New Sub-Advisory Agreement is obtained, after which the amount in the escrow account (together with any interest) would be paid to the Sub-Adviser.

If the Fund has not received the requisite shareholder approval for the New Sub-Advisory Agreement within 150 days after consummation of the Sale, the Sub-Advisor will be paid, out of the escrow account, the lesser of (i) any costs incurred in performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned), and the Board will take such actions as it deems to be in the best interests of the Fund.

The Board's Considerations. In determining whether to approve the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, the Board evaluated the implications of the Sale for the Sub-Adviser and the Sub-Adviser's ability to continue to provide services of substantially the same scope and quality as were currently provided. In particular, the Board inquired as to the impact of the Sale on the Sub-Adviser's personnel, facilities and financial capabilities. The Board received assurances from representatives of the Sub-Adviser that there were no current plans to make any material personnel changes that would affect the investment advisory services provided to the Fund. The Board Members also received assurances from the Sub-Adviser that the Sale would not adversely affect the Sub-Adviser's ability to fulfill its obligations to the Fund or to operate its business in a manner consistent with past practices.

The Board further considered: (i) the quality of the operations and services which have been provided to the Fund by the Sub-Adviser and which were expected to continue to be provided after the Sale, with no change in fee rates, (ii) the overall experience and reputation of the Sub-Adviser in providing such services to investment companies, and the likelihood of its continued financial stability, (iii) the reputation and capitalization of Banc One and its affiliates, and (iv) the benefits of continuity in the services to be provided under the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement. Based upon its review, the Board determined that continuity and efficiency of portfolio management services after the Sale could best be assured by approving the New Sub-Advisory Agreement. The Board believes that the New Sub-Advisory Agreement will enable the Fund to continue to obtain investment advisory services of high quality at costs which it deems appropriate and reasonable under the circumstances, and that approval of the New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board approved the New Sub-Advisory Agreement and recommends that shareholders approve the New Sub-Advisory Agreement.

Furthermore, the Board recognized that NIAC and the Sub-Adviser have each assured the Board Members that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser (or sub-adviser) to an investment company or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser (or sub-adviser) to an investment company as long as two conditions are satisfied.

First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser or sub-adviser (or predecessor or successor adviser or sub-adviser), or any "interested person" (as defined in the 1940 Act) (an "Interested Person") of any such adviser or sub-adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board has been advised that neither the Sub-Adviser nor Banc One is aware of any circumstances arising from the Sale that might result in an unfair burden being imposed on the Fund.

Second, for a period of three years after the change in control, at least 75% of the board members of the investment company must be persons who are not Interested Persons of the predecessor or successor investment adviser or sub-adviser.

The Sub-Adviser has undertaken to pay the costs of preparing and distributing proxy materials to the Fund's shareholders with respect to this proposal, as well as other fees and expenses in connection with the Sale, including the fees and expenses of legal counsel and consultants to the Fund and the Board Members relating to their review of the Sale.

The principal executive officers and directors of the Sub-Adviser and their principal occupations are respectively as follows: Anthony R. Manno Jr., President, Director and Managing Director; Kenneth D. Statz, Managing Director; Kevin W. Bedell, Senior Vice President; David E. Rosenbaum, Senior Vice President; and Michael J. Heller, Secretary, Treasurer and Controller. The business address of the Sub-Adviser and each of the foregoing individuals is 11 South LaSalle Street, 2nd Floor, Chicago, Illinois 60603.

Shareholder Approval. To become effective, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with the common and FundPreferred shareholders voting together as a single class. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement were approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board also determined to submit the New Sub-Advisory Agreement for consideration by the shareholders of the Fund.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

2. ELECTION OF BOARD MEMBERS

GENERAL

Thirteen (13) Board Members are nominated to be elected to serve until the next annual meeting of shareholders or until they retire or their successors shall have been duly elected and qualified. Under the terms of the Fund's organizational documents, under normal circumstances holders of FundPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of common shares and FundPreferred, voting together as a single class.

          a. Eleven (11) Board Members are to be elected by holders of common shares and FundPreferred shares, voting together as a single class. Board Members Bennett, Bremner, Brown, Evans, Hunter, Impellizzeri, Kissick, Leafstrand, Sawers, Stockdale and Wellington are nominees for election by all shareholders.

          b. Holders of FundPreferred shares, each series voting together as a single class, are entitled to elect two (2) Board Members. Board Members Schneider and Schwertfeger are nominees for election by holders of FundPreferred.

The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members.

Under the Fund's retirement policy for Independent Board Members, which provides that Independent Board Members will retire at the earlier of age 72 or after board service of 15 years, Board Members Leafstrand and Wellington will be retiring on June 30, 2004. In addition, it is expected that Board Members Impellizzeri, Kissick and Sawers, who will not then have reached the age or service period at which retirement would be called for under the retirement policy, will also be retiring on June 30, 2004.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of the Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by the Fund's present Board.

All of the Board Member nominees except Mr. Hunter were elected to the Fund's Board by the Fund's initial shareholder on September 24, 2003. Mr. Hunter was recommended for nomination by the Independent Board Members and was appointed to the Board effective February 15, 2004 but has not yet been elected by shareholders.

Other than Mr. Schwertfeger, none of the Board Member nominees has ever been a director or an employee of Nuveen Investments, Inc. ("Nuveen") or any affiliate.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                                                                                                        PORTFOLIOS IN      OTHER
                                                                                                        FUND COMPLEX     DIRECTOR-
                                                TERM OF OFFICE                                            OVERSEEN      SHIPS HELD
      NAME, ADDRESS         POSITION(S) HELD    AND LENGTH OF           PRINCIPAL OCCUPATION(S)           BY BOARD       BY BOARD
      AND BIRTH DATE           WITH FUND        TIME SERVED**             DURING PAST 5 YEARS              MEMBER         MEMBER
-----------------------------------------------------------------------------------------------------------------------------------
NOMINEES WHO ARE NOT
INTERESTED PERSONS OF THE
FUND
William E. Bennett          Board Member      Term: Annual        Private Investor; previously               143            N/A
333 West Wacker Drive                         Length of Service:  President and C.E.O., Draper &
Chicago, IL 60606                             Since 2001          Kramer, Inc. (1995-1998). Prior
(10/16/46)                                                        thereto, Executive Vice President
                                                                  and Chief Credit Officer of First
                                                                  Chicago Corporation and its
                                                                  principal subsidiary, The First
                                                                  National Bank of Chicago.
Robert P. Bremner           Board Member      Term: Annual        Private Investor and Management            143            N/A
333 West Wacker Drive                         Length of Service:  Consultant.
Chicago, IL 60606                             Since 1996
(8/22/40)
Lawrence H. Brown           Board Member      Term: Annual        Retired (1989) as Senior Vice              143            See
333 West Wacker Drive                         Length of Service:  President of The Northern Trust                        Principal
Chicago, IL 60606                             Since 1993          Company; Director, Community                          Occupation
(7/29/34)                                                         Advisory Board for Highland Park and                  Description
                                                                  Highwood, United Way of the North
                                                                  Shore (since 2002).

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                                                                                                        PORTFOLIOS IN      OTHER
                                                                                                        FUND COMPLEX     DIRECTOR-
                                                TERM OF OFFICE                                            OVERSEEN      SHIPS HELD
      NAME, ADDRESS         POSITION(S) HELD    AND LENGTH OF           PRINCIPAL OCCUPATION(S)           BY BOARD       BY BOARD
      AND BIRTH DATE           WITH FUND        TIME SERVED**             DURING PAST 5 YEARS              MEMBER         MEMBER
-----------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Board Member      Term: Annual        President, The Hall-Perrine                143            See
333 West Wacker Drive                         Length of Service:  Foundation (a private philanthropic                    Principal
Chicago, IL 60606                             Since 1999          corporation); Director, Alliant                       Occupation
(10/22/48)                                                        Energy; Director and Vice Chairman                    Description
                                                                  United Fire & Casualty Company;
                                                                  Director, Federal Reserve Bank of
                                                                  Chicago; previously President and
                                                                  Chief Operating Officer, SCI
                                                                  Financial Group, Inc. (a regional
                                                                  financial services firm).
****William C. Hunter       Board Member      Term: Annual        Dean and Distinguished Professor of                       See
333 West Wacker Drive                         Length of Service:  Finance, School of Business at the                     Principal
Chicago, IL 60606                             Since 2004          University of Connecticut;                            Occupation
(3/6/48)                                                          previously Senior Vice President and                  Description
                                                                  Director of Research at the Federal
                                                                  Reserve Bank of Chicago (1995-2003);
                                                                  Director, Credit Research Center at
                                                                  Georgetown University.
***Anne E. Impellizzeri     Board Member      Term: Annual        Retired; formerly, Executive               143            N/A
333 West Wacker Drive                         Length of Service:  Director (1998-2001) of Manitoga/The
Chicago, IL 60606                             Since 1994          Russel Wright Design Center; prior
(1/26/33)                                                         thereto, President and Chief
                                                                  Executive Officer of Blanton-Peale
                                                                  Institute; prior thereto, Vice
                                                                  President, Metropolitan Life
                                                                  Insurance Co.
***William L. Kissick       Board Member      Term: Annual        Professor Emeritus, School of              143            N/A
333 West Wacker Drive                         Length of Service:  Medicine and the Wharton School of
Chicago, IL 60606                             Since 1992          Management and former Chairman,
(7/29/32)                                                         Leonard Davis Institute of Health
                                                                  Economics, University of
                                                                  Pennsylvania; Adjunct Professor,
                                                                  Health Policy and Management, Yale
                                                                  University.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                                                                                                        PORTFOLIOS IN      OTHER
                                                                                                        FUND COMPLEX     DIRECTOR-
                                                TERM OF OFFICE                                            OVERSEEN      SHIPS HELD
      NAME, ADDRESS         POSITION(S) HELD    AND LENGTH OF           PRINCIPAL OCCUPATION(S)           BY BOARD       BY BOARD
      AND BIRTH DATE           WITH FUND        TIME SERVED**             DURING PAST 5 YEARS              MEMBER         MEMBER
-----------------------------------------------------------------------------------------------------------------------------------
***Thomas E. Leafstrand     Board Member      Term: Annual        Retired; previously, Vice President        143            N/A
333 West Wacker Drive                         Length of Service:  in charge of Municipal Underwriting,
Chicago, IL 60606                             Since 1992          Trading, and Dealer Sales at The
(11/11/31)                                                        Northern Trust Company.
***Peter R. Sawers          Board Member      Term: Annual        Adjunct Professor of Business and          143            See
333 West Wacker Drive                         Length of Service:  Economics, University of Dubuque,                      Principal
Chicago, IL 60606                             Since 1991          Iowa; formerly (1991-2000) Adjunct                    Occupation
(4/3/33)                                                          Professor, Lake Forest Graduate                       Description
                                                                  School of Management, Lake Forest,
                                                                  Illinois; Director, Executive
                                                                  Service Corps of Chicago; prior
                                                                  thereto, Executive Director, Towers
                                                                  Perrin Australia, a management
                                                                  consulting firm; Chartered Financial
                                                                  Analyst; Certified Management
                                                                  Consultant.
William J. Schneider        Board Member      Term: Annual        Senior Partner and Chief Operating         143            N/A
333 West Wacker Drive                         Length of Service:  Officer, Miller-Valentine Group,
Chicago, IL 60606                             Since 1996          Vice President, Miller- Valentine
(9/24/44)                                                         Realty, a construction company;
                                                                  Chair, Miami Valley Hospital; Chair,
                                                                  Dayton Development Coalition;
                                                                  formerly, Member, Community Advisory
                                                                  Board, National City Bank, Dayton,
                                                                  Ohio; and Business Advisory Council,
                                                                  Cleveland Federal Reserve Bank.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                                                                                                        PORTFOLIOS IN      OTHER
                                                                                                        FUND COMPLEX     DIRECTOR-
                                                TERM OF OFFICE                                            OVERSEEN      SHIPS HELD
      NAME, ADDRESS         POSITION(S) HELD    AND LENGTH OF           PRINCIPAL OCCUPATION(S)           BY BOARD       BY BOARD
      AND BIRTH DATE           WITH FUND        TIME SERVED**             DURING PAST 5 YEARS              MEMBER         MEMBER
-----------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Board Member      Term: Annual        Executive Director, Gaylord and            143            N/A
333 West Wacker Drive                         Length of Service:  Dorothy Donnelley Foundation (since
Chicago, IL 60606                             Since 1997          1994); prior thereto, Executive
(12/29/47)                                                        Director, Great Lakes Protection
                                                                  Fund (from 1990 to 1994).
***Sheila W. Wellington     Board Member      Term: Annual        Clinical Professor of Management,          143            N/A
333 West Wacker Drive                         Length of Service:  Stern/NYU Business School (since
Chicago, IL 60606                             Since 1994          2003); formerly, President of
(2/24/32)                                                         Catalyst (a not-for-profit
                                                                  organization focusing on women's
                                                                  leadership development in business
                                                                  and the professions) (1993-2003).

--------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF
                                                                                                             PORTFOLIOS IN
                                                                                                             FUND COMPLEX
                            POSITION(S)     TERM OF OFFICE                                                     OVERSEEN
      NAME, ADDRESS             HELD        AND LENGTH OF                PRINCIPAL OCCUPATION(S)               BY BOARD
      AND BIRTH DATE         WITH FUND      TIME SERVED**                  DURING PAST 5 YEARS                  MEMBER
--------------------------------------------------------------------------------------------------------------------------
NOMINEE WHO IS AN
INTERESTED PERSON OF THE
FUND
*Timothy R. Schwertfeger    Chairman of   Term: Annual        Chairman and Director (since 1996) of Nuveen        143
333 West Wacker Drive       the Board     Length of Service:  Investments, Inc. and Nuveen Investments,
Chicago, IL 60606           and Board     Since 1996          LLC; Director (since 1992) and Chairman
(3/28/49)                   Member                            (since 1996) of Nuveen Advisory Corp. and
                                                              Nuveen Institutional Advisory Corp.; Chairman
                                                              and Director (since 1997) of Nuveen Asset
                                                              Management, Inc.; Director (since 1996) of
                                                              Institutional Capital Corporation; Chairman
                                                              and Director (since 1999) of Rittenhouse
                                                              Asset Management, Inc.; Chairman of Nuveen
                                                              Investments Advisers, Inc. (since 2002).
--------------------------------------------------------------------------------------------------------------------------

--------------------------  -----------

                               OTHER
                             DIRECTOR-
                            SHIPS HELD
      NAME, ADDRESS          BY BOARD
      AND BIRTH DATE          MEMBER
--------------------------  -----------
NOMINEE WHO IS AN
INTERESTED PERSON OF THE
FUND
*Timothy R. Schwertfeger        See
333 West Wacker Drive        Principal
Chicago, IL 60606           Occupation
(3/28/49)                   Description
--------------------------

* "Interested person" as defined in the 1940 Act, by reason of being an officer and director of the Fund's Adviser.

** Length of Service indicates the year in which the individual became a Trustee or Director of a fund in the Nuveen fund complex. All of the nominees have served as a Trustee of the Fund since its inception.

***  Retiring or expected to retire on June 30, 2004.

**** Appointed by the Board to serve as a Board Member effective February 15, 2004. Board Member Hunter has not yet been elected by shareholders.

BENEFICIAL OWNERSHIP

The following table lists the dollar range and number of common shares beneficially owned by each Board Member nominee in the Fund and in all Nuveen
funds overseen by the Board Member nominees as of           , 200  :

                     DOLLAR RANGE AND NUMBER OF COMMON SHARES
----------------------------------------------------------------------------------
                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                           SECURITIES IN ALL REGISTERED INVESTMENT
                                             COMPANIES OVERSEEN BY BOARD MEMBER
                                              NOMINEES IN FAMILY OF INVESTMENT
BOARD MEMBER NOMINEES         FUND                      COMPANIES(1)
----------------------------------------------------------------------------------
William E. Bennett....
Robert P. Bremner.....
Lawrence H. Brown.....
Jack B. Evans.........
William C. Hunter.....
Anne E.
  Impellizzeri........
William L. Kissick....
Thomas E.
  Leafstrand..........
Peter R. Sawers.......
William J.
  Schneider...........
Timothy R.
  Schwertfeger........
Judith M. Stockdale...
Sheila W.
  Wellington..........
----------------------------------------------------------------------------------

(1) The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Fund and in all Nuveen funds overseen by each Board Member.

As of           , 200  , the Board Member nominees and the Board Member nominees
and officers as a group, beneficially owned           shares of the Fund. The
information as to beneficial ownership is based on statements furnished by each Board Member nominee and Fund officer.

On           , 200  , the Board Members and executive officers as a group
beneficially owned           common shares of all funds managed by Nuveen
Advisory Corp. ("NAC") and NIAC (includes deferred units in connection with the Deferred Compensation Plan, as described below, and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each Board Member's individual beneficial shareholdings of the Fund constitute less than 1% of the outstanding
shares of the Fund. As of           , 200  , the Board Members and executive
officers as a group beneficially owned less than 1% of the outstanding common shares of the Fund. As of January 30, 2004, the Board Member nominees and executive officers of the Fund did not own any shares of FundPreferred. As of January 30, 2004, no shareholder beneficially owned more than 5% of any class of shares of the Fund.

COMPENSATION

For all Nuveen funds overseen, Independent Board Members receive a $65,000 annual retainer plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,000 per day for attendance in person at an audit committee meeting where in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. As noted above, Board Members Impellizzeri, Kissick and Sawers will retire on June 30, 2004. It is contemplated that these three Board Members will each receive a payment at the time of their retirement as partial compensation for the earnings they would have received if they had continued as Independent Board Members until the time specified in the current retirement policy. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Fund.

The boards of certain Nuveen funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of his or her fees. The Fund is a Participating Fund.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by the Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end funds managed by NAC ("NAC Funds") and NIAC ("NIAC Funds") for the calendar year ended 2003. Mr. Schwertfeger, a Board Member who is an interested person of the Fund, does not receive any compensation from the Fund or any Nuveen funds.

                    AGGREGATE COMPENSATION FROM THE FUND(1)
-------------------------------------------------------------------------------
                                                       TOTAL COMPENSATION
                                                       FROM NUVEEN FUNDS
                                                         PAID TO BOARD
BOARD MEMBERS                       FUND(2)                 MEMBERS
-------------------------------------------------------------------------------
William E. Bennett................
Robert P. Bremner.................
Lawrence H. Brown.................
Jack B. Evans.....................
William C. Hunter.................
Anne E. Impellizzeri..............
William L. Kissick................
Thomas E. Leafstrand..............
Peter R. Sawers...................
William J. Schneider..............
Judith M. Stockdale...............
Sheila W. Wellington..............
-------------------------------------------------------------------------------

(1)             .

(2) Includes deferred fees. Pursuant to the Deferred Compensation Plan for the Fund, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Fund (including the return from the assumed investment in the Participating Funds) payable are:

                                                   DEFERRED FEES
-------------------------------------------------------------------------------------------------------------------
                                             CONTINUING BOARD MEMBERS
-------------------------------------------------------------------------------------------------------------------
    WILLIAM E.   ROBERT P.   LAWRENCE H.   JACK B.   WILLIAM C.     ANNE E.      WILLIAM L.   THOMAS E.    PETER R.
     BENNETT      BREMNER       BROWN       EVANS      HUNTER     IMPELLIZZERI    KISSICK     LEAFSTRAND    SAWERS
-------------------------------------------------------------------------------------------------------------------

                DEFERRED FEES
---  -----------------------------------
          CONTINUING BOARD MEMBERS
---  -----------------------------------
     WILLIAM J.   JUDITH M.   SHEILA W.
     SCHNEIDER    STOCKDALE   WELLINGTON
---

COMMITTEES

The Board has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

Robert P. Bremner, Anne E. Impellizzeri and Timothy R. Schwertfeger currently serve as members of the executive committee of the Board. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The
executive committee held      meetings during the Fund's last fiscal year.

Lawrence H. Brown, Jack B. Evans and Thomas E. Leafstrand are current members of the dividend committee. The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend
committee held    meetings during the Fund's last fiscal year.

William E. Bennett, Lawrence H. Brown, Thomas E. Leafstrand, William J. Schneider and Judith M. Stockdale are current members of the compliance, risk management and regulatory oversight committee for the Board. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund which are not otherwise the jurisdiction of the other Board committees. As part of its duties regarding compliance matters the committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The compliance, risk management and regulatory oversight
committee held    meetings during the Fund's last fiscal year.

The Fund's Board has an audit committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), composed of Independent Board Members who are "independent" as that term is defined in the New York Stock Exchange's listing standards pertaining to closed-end funds. The audit committee monitors the accounting and reporting policies and practices of the Fund, the quality and integrity of the financial statements of the Fund, compliance by the Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix C. The audit committee is scheduled to meet at the end of February 2004 in order to adopt a revised Audit Committee Charter that conforms to the new listing standards of the New York Stock Exchange.

The Fund has a nominating and governance committee composed entirely of Board Members who are not "interested persons" (as that term is defined in the 1940
Act) of the Fund. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to the Fund's Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Board, a copy of which is attached to the proxy statement as
Appendix D. The nominating and governance committee held    meetings during the
Fund's last fiscal year.

The nominating and governance committee looks to many sources for recommendations of qualified Board Members, including current Board Members, members of the management company, current shareholders of the Fund, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Fund who wish to nominate a candidate to the Fund's Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments,

333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an "interested person" (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board Members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board Members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate's qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as a non-"interested person" candidate, independence from the management company, the Sub-Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates nominees when the nominee is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any Board Member.

The Board of the Fund held    regular quarterly meetings and    special meetings
during the Fund's last fiscal year. During the last fiscal year, each Board Member attended 75% or more of the Fund's Board meetings and the committee meetings (if a member thereof). The policy of the Board relating to attendance by Board Members at annual meetings of the Fund is posted on the Fund's website at www.nuveen.com/mf and www.nuveen.com/etf.

THE OFFICERS

The following table sets forth information as of January 30, 2004 with respect to each officer other than Mr. Schwertfeger (who is a Board Member and is included in the table relating to nominees for the Board). Officers receive no compensation from the Fund. The officers of the Fund are elected by the Board on an annual basis to serve until successors are elected and qualified.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      NUMBER OF
                                                                                                                    PORTFOLIOS IN
                           POSITION(S)     TERM OF OFFICE                                                           FUND COMPLEX
NAME, ADDRESS                  HELD        AND LENGTH OF                   PRINCIPAL OCCUPATION(S)                    SERVED BY
AND BIRTHDATE               WITH FUND       TIME SERVED                      DURING PAST 5 YEARS                       OFFICER
---------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman      Chief            Term: Annual     Managing Director (since 2002), Assistant Secretary          143
333 West Wacker Drive     Administrative   Length of        and Associate General Counsel, formerly, Vice
Chicago, IL 60606         Officer          Service: Since   President of Nuveen Investments, LLC; Managing
(9/9/56)                                   1988             Director (since 2002), General Counsel and Assistant
                                                            Secretary, formerly, Vice President of Nuveen
                                                            Advisory Corp. and Nuveen Institutional Advisory
                                                            Corp.; Managing Director (since 2002) and Assistant
                                                            Secretary and Associate General Counsel, formerly
                                                            Vice President (since 2000) of Nuveen Asset
                                                            Management, Inc.; Assistant Secretary of Nuveen
                                                            Investments, Inc. (since 1994); Assistant Secretary
                                                            of NWQ Investment Management Company, LLC. (since
                                                            2002); Vice President and Assistant Secretary of
                                                            Nuveen Investments Advisers Inc. (since 2002);
                                                            Managing Director, Associate General Counsel and
                                                            Assistant Secretary of Rittenhouse Asset Management,
                                                            Inc. (since May 2003); Chartered Financial Analyst.
Michael T. Atkinson       Vice President   Term: Annual     Vice President (since 2002), formerly Assistant Vice         143
333 West Wacker Drive     and Assistant    Length of        President (from 2000), previously, Associate of
Chicago, IL 60606         Secretary        Service: Since   Nuveen Investments, LLC.
(2/3/66)                                   2002
Peter H. D'Arrigo         Vice President   Term: Annual     Vice President of Nuveen Investments, LLC (since             143
333 West Wacker Drive     and Treasurer    Length of        1999); prior thereto, Assistant Vice President (from
Chicago, IL 60606                          Service: Since   1997); Vice President and Treasurer (since 1999) of
(11/28/67)                                 1999             Nuveen Investments, Inc.; Vice President and
                                                            Treasurer (since 1999) of Nuveen Advisory Corp. and
                                                            Nuveen Institutional Advisory Corp.; Vice President
                                                            and Treasurer of Nuveen Asset Management, Inc. (since
                                                            2002) and of Nuveen Investments Advisers Inc. (since
                                                            2002); Assistant Treasurer of NWQ Investments
                                                            Management Company, LLC. (since 2002); Vice President
                                                            and Treasurer of Nuveen Rittenhouse Asset Management,
                                                            Inc. (since May 2003); Chartered Financial Analyst.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      NUMBER OF
                                                                                                                    PORTFOLIOS IN
                           POSITION(S)     TERM OF OFFICE                                                           FUND COMPLEX
NAME, ADDRESS                  HELD        AND LENGTH OF                   PRINCIPAL OCCUPATION(S)                    SERVED BY
AND BIRTHDATE               WITH FUND       TIME SERVED                      DURING PAST 5 YEARS                       OFFICER
---------------------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto          Vice President   Term: Annual     Vice President of Nuveen Advisory Corp. (since 2001);        143
333 West Wacker Drive                      Length of        previously, Vice President of Van Kampen Investment
Chicago, IL 60606                          Service: Since   Advisory Corp. (from 1998).
(9/8/54)                                   2001
Jessica R. Droeger        Vice President   Term: Annual     Vice President (since 2002) and Assistant General            143
333 West Wacker Drive     and Secretary    Length of        Counsel (since 1998), formerly Assistant Vice
Chicago, IL 60606                          Service: Since   President (from 1998) of Nuveen Investments, LLC;
(9/24/64)                                  1998             Vice President (since 2002) and Assistant Secretary
                                                            (from 1998), formerly Assistant Vice President of
                                                            Nuveen Advisory Corp. and Nuveen Institutional
                                                            Advisory Corp.
Lorna C. Ferguson         Vice President   Term: Annual     Managing Director, formerly, Vice President (since           143
333 West Wacker Drive                      Length of        1998) of Nuveen Investments, LLC; Vice President
Chicago, IL 60606                          Service: Since   (since 1998) of Nuveen Advisory Corp. and Nuveen
(10/24/45)                                 1998             Institutional Advisory Corp.
William M. Fitzgerald     Vice President   Term: Annual     Managing Director (since 2001), formerly Vice                143
333 West Wacker Drive                      Length of        President (since 1995) of Nuveen Advisory Corp. and
Chicago, IL 60606                          Service: Since   Nuveen Institutional Advisory Corp.; Managing
(3/2/64)                                   1995             Director of Nuveen Asset Management, Inc. (since
                                                            2001); Vice President of Nuveen Investments Advisers
                                                            Inc. (since 2002); Chartered Financial Analyst.
Stephen D. Foy            Vice President   Term: Annual     Vice President (since 1993) and Funds Controller             143
333 West Wacker Drive     and Controller   Length of        (since 1998) of Nuveen Investment, LLC; Vice
Chicago, IL 60606                          Service: Since   President and Funds Controller (since 1998) of Nuveen
(5/31/54)                                  1993             Investments, Inc.; Certified Public Accountant.
David J. Lamb             Vice President   Term: Annual     Vice President of Nuveen Investments, LLC (since             143
333 West Wacker Drive                      Length of        2000); prior thereto, Assistant Vice President (from
Chicago, IL 60606                          Service: Since   1999); formerly Associate of Nuveen Investments, LLC;
(3/22/63)                                  2000             Certified Public Accountant.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      NUMBER OF
                                                                                                                    PORTFOLIOS IN
                           POSITION(S)     TERM OF OFFICE                                                           FUND COMPLEX
NAME, ADDRESS                  HELD        AND LENGTH OF                   PRINCIPAL OCCUPATION(S)                    SERVED BY
AND BIRTHDATE               WITH FUND       TIME SERVED                      DURING PAST 5 YEARS                       OFFICER
---------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar             Vice President   Term: Annual     Vice President of Nuveen Investments, LLC (since             143
333 West Wacker Drive                      Length of        1999); prior thereto, Assistant Vice President (since
Chicago, IL 60606                          Service: Since   1993) of Nuveen Investments, LLC.
(8/27/61)                                  2002
Larry W. Martin           Vice President   Term: Annual     Vice President, Assistant Secretary and Assistant            143
333 West Wacker Drive     and Assistant    Length of        General Counsel of Nuveen Investments, LLC; Vice
Chicago, IL 60606         Secretary        Service: Since   President and Assistant Secretary of Nuveen Advisory
(7/27/51)                                  1988             Corp. and Nuveen Institutional Advisory Corp.;
                                                            Assistant Secretary of Nuveen Investments, Inc.;
                                                            Assistant Secretary of Nuveen Asset Management, Inc.
                                                            (since 1997); Vice President (since 2000), Assistant
                                                            Secretary and Assistant General Counsel (since 1998)
                                                            of Rittenhouse Asset Management, Inc.; Vice President
                                                            and Assistant Secretary of Nuveen Investments
                                                            Advisers Inc. (since 2002); Assistant Secretary of
                                                            NWQ Investment Management Company, LLC (since 2002).
Edward F. Neild, IV       Vice President   Term: Annual     Managing Director (since 2002), formerly, Vice               143
333 West Wacker Drive                      Length of        President (from 1996) of Nuveen Institutional
Chicago, IL 60606                          Service: Since   Advisory Corp. and Nuveen Advisory Corp.; Managing
(7/7/65)                                   1996             Director of Nuveen Asset Management, Inc. (since
                                                            1999); Chartered Financial Analyst.
---------------------------------------------------------------------------------------------------------------------------------

* Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

AUDIT COMMITTEE REPORT

The audit committee of the Board is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of the Fund,
(2) the quality and integrity of the Fund's financial statements, (3) the Fund's compliance with regulatory requirements, and (4) the independence and performance of the Fund's independent and internal auditors. Among other responsibilities, the committee reviews, in its oversight capacity, the Fund's annual financial statements with both management and the independent auditors and the committee meets periodically with the independent and internal auditors to consider their evaluation of the Fund's financial and internal controls. The committee also selects, retains, evaluates and may replace the Fund's independent auditors and determines their compensation, subject to ratification of the Board, if required. The committee is currently composed of ten Board Members and operates under a written charter adopted and approved by the Board, a copy of which is attached as Appendix C. Each committee member is independent as defined by New York Stock Exchange listing standards.

The committee, in discharging its duties, has met with and held discussions with management and the Fund's independent and internal auditors. The committee has reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that the Fund's financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Fund's independent auditors provided to the committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the committee discussed with representatives of the independent auditors their firm's independence. As provided in the Audit Committee Charter, it is not the committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the committee, the committee has recommended that the Board include the audited financial statements in the Fund's Annual Report.

The members of the committee are:

William E. Bennett
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
Anne E. Impellizzeri
William L. Kissick
Thomas E. Leafstrand
Peter R. Sawers
William J. Schneider
Judith M. Stockdale

Audit and Related Fees. The chart below provides the aggregate fees billed by Ernst & Young LLP [for the period since the inception of the Fund to December 31, 2003]: (i) for audit and non-audit services provided to the Fund; and (ii) for engagements for non-audit services pre-approved by the audit committee for the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the

Fund ("Adviser Entities"), which engagements relate directly to the operations and financial reporting of the Fund.

-----------------------------------------------------------------------------------------
        AUDIT
       FEES(1)          AUDIT RELATED FEES(2)       TAX FEES(3)        ALL OTHER FEES(4)
-----------------------------------------------------------------------------------------
                                     ADVISER               ADVISER               ADVISER
        FUND              FUND      ENTITIES      FUND     ENTITIES     FUND     ENTITIES
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Adviser Entities with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Adviser Entities (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

All Non-Audit Fees. The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Fund and to the Adviser Entities for the period
from the inception of the Fund to December 31, 2003 was $          . The audit
committee has generally considered whether the provision of non-audit services rendered by Ernst & Young LLP to the Adviser Entities that were not required to be pre-approved by the audit committee is compatible with maintaining Ernst & Young LLP's independence.

APPOINTMENT OF INDEPENDENT AUDITORS

The Fund has appointed Ernst & Young LLP, independent public accountants, as independent auditors to audit the books and records of the Fund for its fiscal year. A representative of Ernst & Young LLP will be present at the meeting to make a statement, if such representative so desires, and to respond to shareholders' questions. Ernst & Young LLP has informed the Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

SECTION 16(A) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all
Section 16(a) forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year except
that a late filing was made on           on behalf of           . To the
knowledge of management of the Fund, no shareholder of the Fund owns more than 10% of a registered class of the Fund's equity securities.

INFORMATION ABOUT THE ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for the Fund. The Adviser is a wholly owned subsidiary of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Investments, Inc., is approximately 79% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. On November 17, 2003, St. Paul and Travelers Property Casualty Corp. ("Travelers") announced that they had signed a definitive merger agreement, under which holders of Travelers common stock will each receive common shares of St. Paul in exchange for their Travelers shares. The transaction is subject to customary closing conditions, including approval by the shareholders of both companies as well as certain regulatory approvals.

SHAREHOLDER PROPOSALS

To be considered for presentation at the annual meeting of shareholders of the Fund to be held in 2005, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund, 333 West Wacker
Drive, Chicago, Illinois 60606, not later than           , 2004. A shareholder
wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written
notice to the Fund not later than           , 2004. Timely submission of a
proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

Fund shareholders who want to communicate with the Board or any individual Board Member should write the Fund to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

EXPENSES OF PROXY SOLICITATION

All costs incurred in connection with approval of the New Sub-Advisory Agreement will be paid by the Sub-Adviser and the remainder of the costs of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Fund. Additional solicitation may be made by letter, telephone or telegraph by officers or employees of Nuveen or the Adviser, or by dealers and their representatives.

FISCAL YEAR

The Fund's first fiscal year end was December 31, 2003.

ANNUAL REPORT DELIVERY

Annual reports will be sent to shareholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Annual Meeting will be available at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at the Annual Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Annual Meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under the Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger
Vice President and Secretary
February   , 2004

                                                                      APPENDIX A

                       INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of this   day of           2004 by and between Nuveen
Institutional Advisory Corp., a Delaware corporation and a registered investment adviser ("Manager"), and Security Capital Research & Management Incorporated, a Delaware corporation and a federally registered investment adviser ("Sub-Adviser").

WHEREAS, Manager serves as the investment manager for the Nuveen Diversified Dividend and Income Fund (the "Fund"), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to an Investment Management Agreement between Manager and the Fund (as such agreement may be modified from time to time, the "Management Agreement"); and

WHEREAS, Manager desires to retain Sub-Adviser as its agent to furnish investment advisory services for a certain designated portion of the Fund's investment portfolio, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Services to be Performed. Subject always to the supervision of Fund's Board of Trustees and the Manager, Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund's investment portfolio allocated by Manager to Sub-Adviser, all on behalf of the Fund and as described in the investment policy section of the Fund's initial registration statement on Form N-2 as declared effective by the Securities and Exchange Commission, as such policies described therein may subsequently be changed by the Fund's Board of Trustees and publicly described. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund's investments in securities selected for the Fund by the Sub-Adviser hereunder, and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. Manager will provide Sub-Adviser with current copies of the Fund's Declaration of Trust, By-laws, prospectus and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser's performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Manager with respect to the implementation of such program.

The Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities which assets of the Fund's investment portfolio allocated by Manager to Sub-Adviser are invested, consistent with its proxy voting guidelines and based upon the best interests of the Fund. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and upon reasonable request will provide a report setting forth the proposals voted on and how the Fund's shares were voted, including the name of the corresponding issuers.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions that another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, Sub-Adviser or any affiliated person of either the Fund, Manager, or Sub-Adviser, except as may be permitted under the 1940 Act;

Sub-Adviser further agrees that it:

          (a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          (b) will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

          (c) will report regularly to Manager and to the Board of Trustees of the Fund and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund with respect to the portion of the Fund's portfolio allocated to the Sub-Adviser, the performance of the Fund's investment portfolio allocated to the Sub-Adviser in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager;

          (d) will monitor the pricing of non-exchange-listed and non-U.S. portfolio securities (together, "Monitored Securities"), and events relating to the issuers of Monitored Securities and the markets in which the Monitored Securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund's securities are priced on a given day) that may materially impact the pricing of one or more Monitored Securities in Sub-Adviser's portion of the portfolio. In addition, Sub-Adviser will assist Manager in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of any Monitored Securities; and

          (e) will prepare such books and records with respect to the Fund's securities transactions for the portion of the Fund's investment portfolio allocated to the Sub-Adviser as requested by the Manager and will furnish Manager and Fund's Board of Trustees such periodic and special reports as the Board or Manager may reasonably request.

          (f) The Sub-Adviser is prohibited from consulting with any other sub-adviser of the Fund or any other sub-adviser to a fund under common control with the Fund concerning transactions of the Fund in securities or other assets.

3. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

4. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee equal to the portion specified below of the investment management fee payable by the Fund to the Manager, pursuant to the Management Agreement, with respect to the Sub-Adviser's allocation of Fund net assets (including net assets attributable to FundPreferred Shares and the principal amount of any borrowings), as the net amount of such fee is reduced by the obligation of Manager to reimburse certain fees and expenses to the Fund pursuant to an Expense Reimbursement Agreement of even date herewith by and between the Fund and the Manager, as such agreement may be modified from time to time:

-----------------------------------------------------------
                                          PERCENTAGE OF NET
DAILY NET ASSETS                           MANAGEMENT FEE
-----------------------------------------------------------
Up to $200 million                              55.0%
$200 million to $300 million                    52.5%
$300 million and over                           50.0%
-----------------------------------------------------------

The portfolio management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund allocated to the Sub-Advisor, determined in the manner established by the Fund's Board of Trustees, as of the close of business on the last preceding business day on which the Fund's net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

Manager shall not agree to amend the financial terms of the Expense Reimbursement Agreement or the Management Agreement to the detriment of the Sub-Adviser by operation of this Section 4 without the express written consent of the Sub-Adviser.

5. Services to Others. Manager understands, and has advised Fund's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Fund, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised Fund's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised Fund's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts.

6. Limitation of Liability. The Sub-Adviser shall not be liable for, and Manager will not take any action against the Sub-Adviser to hold Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

7. Term; Termination; Amendment. This Agreement shall become effective with respect to the Fund on the same date as the Management Agreement between the Fund and the Manager becomes effective, provided that it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and shall remain in full force until August 1, 2005 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the

     1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager on no less than sixty (60) days' written notice to the Sub-Adviser. This Agreement may be terminated by the Sub-Adviser without cause after July 31, 2005 without payment of any penalty on no less than sixty (60) days' prior written notice to the Manager. This Agreement may also be terminated by the Fund with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund on no less than sixty
(60) days' written notice to the Sub-Adviser by the Fund.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the covenants of the Sub-Adviser set forth herein.

The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination. This Agreement shall automatically terminate in the event the Management Agreement between the Manager and the Fund is terminated, assigned or not renewed.

8. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party

If to the Manager:                   If to the Sub-Adviser:
Nuveen Institutional Advisory Corp.  Security Capital Research &
333 West Wacker Drive                Management Incorporated
Chicago, Illinois 60606              11 South LaSalle Street
Attention: John P. Amboian           Chicago, Illinois 60603
                                     Attention: Anthony R. Manno, Jr.

With a copy to:                      With a copy to:
The John Nuveen Company              Attention: General Counsel
333 West Wacker Drive
Chicago, Illinois 60606

or such address as such party may designate for the receipt of such notice.

9. Limitations on Liability. All parties hereto are expressly put on notice of the Fund's Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

10. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

11. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 9 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

NUVEEN INSTITUTIONAL ADVISORY CORP., a   SECURITY CAPITAL RESEARCH & MANAGEMENT
Delaware corporation                     INCORPORATED,
                                         a Delaware corporation

By:                                      By:
-------------------------------------    -------------------------------------
Title: Managing Director                 Title:
                                         ------------------------------------

                                                                      APPENDIX B

                             INFORMATION FOR OTHER
                         FUNDS WITH SIMILAR OBJECTIVES

                   FUNDS ADVISED BY SECURITY CAPITAL RESEARCH
                          AND MANAGEMENT INCORPORATED

                                                                                                                    NET ASSETS AS
          FUND                          OBJECTIVE                                    FEE RATE                        OF 12/31/03
----------------------------------------------------------------------------------------------------------------------------------
Nuveen Real Estate Income  High current income and capital                                    Percentage of Nuveen  $701.8 million
Fund                       appreciation                               Daily Net Assets           Management Fee
                                                                ----------------------------  --------------------
                                                                     Up to $125 million              50.0%
                                                                $125 million to $150 million         47.5%
                                                                $150 million to $175 million         45.0%
                                                                $175 million to $200 million         42.5%
                                                                   $200 million and over             40.0%
----------------------------------------------------------------------------------------------------------------------------------
An institutional small     Capital appreciation.                      Monthly Average                               $70.8 million*
cap fund (Real Estate                                                    Net Assets                 Fee Rate
Securities Allocation)                                          ----------------------------  --------------------
                                                                   Under to $200 million             0.45%
                                                                $200 million to $225 million        $900,000
                                                                     Over $225 million               0.40%
----------------------------------------------------------------------------------------------------------------------------------
An institutional real      Total return, including current            Monthly Average                               $1.0 million**
state fund (Real Estate    income and capital application.               Net Assets                 Fee Rate
Securities Allocation)                                          ----------------------------  --------------------
                                                                   Under to $200 million             0.45%
                                                                $200 million to $225 million        $900,000
                                                                     Over $225 million               0.40%
----------------------------------------------------------------------------------------------------------------------------------
An institutional           Long-term capital appreciation.            Monthly Average                                $9.6 million*
small/mid cap fund (Real                                                 Net Assets                 Fee Rate
Estate Securities                                               ----------------------------  --------------------
Allocation)                                                        Under to $200 million             0.45%
                                                                $200 million to $225 million        $900,000
                                                                     Over $225 million               0.40%
----------------------------------------------------------------------------------------------------------------------------------
Security Capital U.S.      Above average total returns,             0.60% of the average daily net asset value      $298.4 million
Real Estate Shares         including current income and
                           capital appreciation, primarily
                           through investments in real estate
                           securities in the United States.
----------------------------------------------------------------------------------------------------------------------------------

* Security Capital Research and Management Incorporated ("Security Capital") provides subadvisory services for only one segment of this fund. Fund net asset figures identify only the portion of total net assets for which Security Capital provides subadvisory services.

** Security Capital is one of two sub-advisors. Fund net asset figures identify only the portion of total net assets for which Security Capital provides subadvisory services.

                                                                      APPENDIX C

                     NUVEEN MANAGEMENT INVESTMENT COMPANIES

                            AUDIT COMMITTEES CHARTER

                               REVISED MAY, 2003

ORGANIZATION AND MEMBERSHIP

There shall be a committee of each Board of Directors/Trustees of the Nuveen Management Investment Companies (the "Funds") to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as a Committee member. In particular, each member must meet the independence and experience requirements of the New York Stock Exchange, Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each such member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also be the Committee's "financial expert"). The Board shall appoint the members of the Audit Committee, on the recommendation of the Governance Committee.

STATEMENT OF POLICY

The Audit Committee shall assist the Board in monitoring (1) the accounting and reporting policies and practices of the Management Investment Companies (hereafter referred to as "Funds" or individually "Fund"), (2) the quality and integrity of the financial statements of the Funds, (3) the Funds' compliance with legal and regulatory requirements and (4) the independent auditors' qualifications and independence, and the performance of the internal audit function and independent auditors. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of Nuveen. The Audit Committee shall meet periodically with Nuveen management, the Funds' internal auditor, and the Funds' independent auditors, in separate executive sessions.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) or the Funds' independent auditors or outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the ultimate responsibility of the Audit Committee to select, retain, evaluate and replace the independent auditors and to determine their compensation, subject to ratification of the Board, if required.

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Funds.

The Audit Committee is responsible for the following:

Fund Financial Statements:

1. Reviewing the annual audited financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds' disclosures in its periodic reports under "Management's Discussion and Analysis."

2. Requiring the independent auditors to deliver to the Chairman of the Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors' review of the Funds' financial statements, which information the Chairman shall further communicate to the other members of the Committee, as deemed necessary or appropriate in the Chairman's judgment.

3. Discussing with management the Funds' press releases regarding dividends, as well as financial information and guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4. Discussing with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of control deficiencies.

5. Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

6. Reviewing and discussing reports from the independent auditors regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and
    (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7. Discussing with management the Funds' major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies.

8. Reviewing disclosures made to the Audit Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

With respect to the independent auditors:

1. Appointing or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating and overseeing the work of the independent auditor (including the resolution of disagreements between management and the independent auditor regarding financial reporting), who shall report directly to the Audit Committee, for the purpose of preparing or issuing an audit report or related work.

2. Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors' evaluation of the Funds' financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management's response, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

3. Pre-approving all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4. Obtaining and reviewing a report from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds) regarding (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates; and evaluating the qualifications, performance and independence of the independent auditor, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5. Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds' financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6. Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7. Recommending to the Board of Directors policies for the Funds' or the Adviser's hiring of employees or former employees of the independent auditor who participated in the audit of the Funds.

With respect to any internal auditor:

1. Reviewing the internal audit function as it relates to the Funds including the proposed programs for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

2. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

Other responsibilities:

1. Reviewing with the Funds' and the Adviser's counsel legal matters that may have a material impact on the Fund's financial statements or compliance policies.

2. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.  Reviewing the reports of examinations by regulatory authorities.

5. Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds' financial statements or accounting policies.

6. Obtaining reports from management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations.

7. Reporting to the Directors/Trustees on the results of the activities of the Committee.

8. Performing any special reviews, investigations or oversight responsibilities requested by the Directors/Trustees.

9. Preparing any report required by the rules of the SEC to be included in a proxy statement for a fund.

10. Reviewing and reassessing annually the adequacy of this charter and recommending to the Board of Directors/Trustees approval of any proposed changes deemed necessary or advisable by the Committee.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                                                                      APPENDIX D

                              AMENDED AND RESTATED
                  NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I. NOMINATING AND GOVERNANCE COMMITTEE: MEMBERSHIP AND PURPOSE

The Nominating and Governance Committee shall be composed entirely of independent directors of the Board with one independent director elected as chair of the committee. The term "independent director" as used in this Charter means any director or trustee who is not an "interested person" of the Funds as such term is defined in the Investment Company Act of 1940, as amended, and any rules or regulations adopted thereunder (the "1940 Act").

The purpose of the Committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to the Funds' Board of Directors, and matters related thereto. In addition, the Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of Committee members, the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto.

II. BOARD: SELECTION AND TENURE

A. The Committee shall periodically review the composition of the Board of Directors, including its size and mix of skills, experience, and background.

B. The Committee shall, as part of the recruitment process, and with the assistance of its counsel, define and clarify the duties and responsibilities of Board members. In performing this function, the Committee shall consider, among other things, legal and fiduciary duties; expectations regarding preparation, attendance, and participation at meetings; fund ownership; and limitations on investments.

C. The Committee shall make nominations for director membership on the Board of Directors, with input from various sources as the committee deems necessary. The Committee shall evaluate the members of the current Board of Directors and identify, recruit and evaluate candidates for Board membership, including evaluation of their independence from the Funds' investment adviser and other principal service providers, including any affiliates of such persons, if applicable. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act and any other applicable federal securities laws and regulations and rules and regulations of self-regulatory organizations that might impair their independence, e.g., business, financial or family relationships with the Funds' investment adviser and service providers, including any affiliates of such persons.

D. The Committee shall review on an annual basis questionnaires completed by all directors regarding their independence.

E. The Committee shall periodically review and make recommendations with regard to the tenure of the directors, including term limits and/or age limits.

F. The Committee shall look to many sources for recommendations of qualified directors. These sources shall include current directors, members of the management company, current security holders of the Funds, third party sources and any other persons or entities as may be deemed necessary or desirable by the Committee. The Committee may, but shall not be required to, develop and establish additional material elements of the foregoing policy in furtherance of the objectives and elements currently stated therein.

G. The Committee may, but shall not be required to, establish necessary or desirable minimum qualifications to be possessed by all nominees and may also establish specific qualities or skills to be possessed by one or more directors.

III. COMMITTEES: SELECTION AND REVIEW

A. Subject to the approval of the full Board, the Committee shall review committee assignments at least annually and make nominations for director membership on all committees. The committee shall also recommend to the full Board the chair of each committee.

B. The Committee shall periodically review and make recommendations to the full Board regarding the responsibilities and charters of any committee (other than the Audit Committee) of the Board, the continuing need for each committee, the need for additional committees, and the need or desire to combine or reorganize committees.

IV. BOARD: EDUCATION AND OPERATIONS

A. The Committee shall periodically review and make recommendations concerning continuing education for incumbent directors and appropriate orientation materials and procedures for new directors.

B. The Committee shall periodically review and make recommendations concerning the organization of Board of Directors meetings, including the frequency, timing, content, and agendas of the meetings.

C. The Committee shall evaluate the performance of the Board at least annually, with a view towards enhancing its effectiveness.

D. The Committee shall establish a process by which security holders will be able to communicate in writing with members of the Board of Directors via regular mail. The Manager of Fund Board Relations, or such other person designated by the Committee, shall assist the Committee in developing and implementing this process. The process will also provide that the Manager of Fund Board Relations, or such other person designated by the Committee, will be appointed to administer the operations of the communications process established hereunder. Written communications to directors should be addressed to the Funds at the address of the principal offices of the Funds, which currently is 333 West Wacker Drive, Chicago, Illinois 60606. If the communication is intended for a specific director and so indicated it will be sent only to that director. If a communication does not indicate a specific director it will be sent to the Chair of the Committee and the outside counsel to the independent directors for further distribution as deemed appropriate by such persons. The Committee is hereby authorized to oversee the administration, implementation and maintenance of this communications process and further develop and refine this process as deemed necessary or desirable by the Committee.

E. The Committee shall establish a policy relating to attendance by directors at annual meetings of the Funds.

V. OTHER POWERS AND RESPONSIBILITIES

A. The Committee shall monitor the performance of legal counsel, and any other service providers (other than the independent auditors, which are monitored by the Audit Committee) that are chosen by the directors, and shall supervise counsel for the independent directors.

B. The Committee shall periodically review and make recommendations regarding director compensation to the full Board of Directors.

C. The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

D. The Committee shall be authorized to adopt Key Practices to further develop, clarify and implement its duties and responsibilities as set forth in this Charter, which Key Practices may be amended and/or restated from time to time upon the approval of a majority of the members of the Committee.

[NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           JDD 304

                                 (NUVEEN LOGO)

                               NUVEEN INVESTMENTS

NUVEEN INVESTMENTS
333 WEST WACKER DR.
CHICAGO IL 60606
WWW.NUVEEN.COM

                  NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND
                                 COMMON SHARES

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and follow the recorded instructions, using your proxy card as a guide.


2. On the internet at www.proxyweb.com, follow the simple instructions using your proxy card as a guide.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to Proxy Tabulator, PO Box 9122, Hingham, MA 02043.

                  **** CONTROL NUMBER: 999 999 999 999 99 ****

                     THIS PROXY IS SOLICITED BY THE BOARD OF
                                    THE FUND
             FOR AN ANNUAL MEETING OF SHAREHOLDERS, MARCH 24, 2004.

The Annual Meeting of shareholders will be held Wednesday, March 24, 2004 at 10:00 a.m. Central Time, in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on March 24, 2004, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).

                                        Date:
                                             ----------------------------------
                                        SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                        ON LEFT. (Please sign in Box)

                                        ---------------------------------------


                                        ---------------------------------------

                                        NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                        IT APPEARS ON THIS PROXY. IF SHARES ARE
                                        HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                        PROXY. IF YOU ARE SIGNING ON BEHALF OF
                                        AN ESTATE, TRUST OR CORPORATION, PLEASE
                                        STATE YOUR TITLE OR CAPACITY.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

PLEASE FILL IN ONE OF THE BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

PLEASE DO NOT USE FINE POINT PENS.

1. To approve a new sub-advisory agreement between Security Capital Research & Management Incorporated (the "Sub-Adviser") and Nuveen Institutional Advisory Corp. ("NIAC"), the Fund's investment adviser, on behalf of the Fund.

           [ ] FOR [ ] AGAINST [ ] ABSTAIN

2.         Election of Board Members:

(01)       William E. Bennett           (07)     William L. Kissick            FOR NOMINEES         WITHHOLD
(02)       Robert P. Bremner            (08)     Thomas E. Leafstrand         listed at left        AUTHORITY
(03)       Lawrence H. Brown            (09)     Peter R. Sawers            (except as marked    to vote for all
(04)       Jack B. Evans                (10)     Judith M. Stockdale         to the contrary)    nominees listed
(05)       William C. Hunter            (11)     Sheila W. Wellington              [ ]               at left
(06)       Anne E. Impellizzeri                                                                        [ ]

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) ON
THE LINE PROVIDED BELOW.)

-----------------------------------------------------------------


                          PLEASE SIGN ON REVERSE SIDE

                                 (NUVEEN LOGO)

                               NUVEEN INVESTMENTS

NUVEEN INVESTMENTS
333 WEST WACKER DR.
CHICAGO IL 60606
WWW.NUVEEN.COM


                  NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND
                              FUNDPREFERRED SHARES

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and follow the recorded instructions, using your proxy card as a guide.

2. On the internet at www.proxyweb.com, follow the simple instructions using your proxy card as a guide.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to Proxy Tabulator, PO Box 9122, Hingham, MA 02043.

                  **** CONTROL NUMBER: 999 999 999 999 99 ****

                     THIS PROXY IS SOLICITED BY THE BOARD OF
                                    THE FUND
             FOR AN ANNUAL MEETING OF SHAREHOLDERS, MARCH 24, 2004.

The Annual Meeting of shareholders will be held Wednesday, March 24, 2004 at 10:00 a.m. Central Time, in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on March 24, 2004, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).

                                         Date:
                                              ---------------------------------
                                         SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                         ON LEFT. (Please sign in Box)

                                         ---------------------------------------


                                         ---------------------------------------

                                         NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                         IT APPEARS ON THIS PROXY. IF SHARES ARE
                                         HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                         PROXY. IF YOU ARE SIGNING ON BEHALF OF
                                         AN ESTATE, TRUST OR CORPORATION, PLEASE
                                         STATE YOUR TITLE OR CAPACITY.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

PLEASE FILL IN ONE OF THE BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

PLEASE DO NOT USE FINE POINT PENS.

1. To approve a new sub-advisory agreement between Security Capital Research & Management Incorporated (the "Sub-Adviser") and Nuveen Institutional Advisory Corp. ("NIAC"), the Fund's investment adviser, on behalf of the Fund.

           [ ] FOR [ ] AGAINST [ ] ABSTAIN

2.         Election of Board Members:

(01)       William E. Bennett           (08)     Thomas E. Leafstrand          FOR NOMINEES         WITHHOLD
(02)       Robert P. Bremner            (09)     Peter R. Sawers              listed at left        AUTHORITY
(03)       Lawrence H. Brown            (10)     William J. Schneider       (except as marked    to vote for all
(04)       Jack B. Evans                (11)     Timothy R. Schwertfeger     to the contrary)    nominees listed
(05)       William C. Hunter            (12)     Judith M. Stockdale               [ ]               at left
(06)       Anne E. Impellizzeri         (13)     Sheila W. Wellington                                  [ ]
(07)       William L. Kissick

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) ON
THE LINE PROVIDED BELOW.)

-----------------------------------------------------------------



                          PLEASE SIGN ON REVERSE SIDE